UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) July 22, 2003



                                   GBC BANCORP
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             (Exact name of registrant as specified in its charter)



        California                    0-16213                  95-3586596
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(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       incorporation)                                     of Identification No.)



     800 West 6th Street, Los Angeles,                      California 90017
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   (Address of principal executive offices)                   (Zip code)



Registrant's telephone number, including area code   213/972-4104
                                                     ------------


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(Former name or former address, if changed since last report.



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Item 9. Information is being provided under Item 12.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              GBC BANCORP
                                                                    (Registrant)

July 22, 2003                                  By: /s/ Peter Wu
                                                   -----------------------------
                                              Name:  Peter Wu
                                             Title:  Chairman, President & Chief
                                                     Executive Officer

July 22, 2003                                   By: /s/ Peter E. Lowe
                                                   -----------------------------
                                              Name:  Peter E. Lowe
                                              Title: Executive Vice President &
                                                     Chief Financial Officer